UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Neurotrope, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 24, 2017

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Neurotrope, Inc. to be held at 11:00 A.M. EST on Friday, February 17, 2017 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about Neurotrope, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the special meeting, we will ask stockholders to approve a proposed amendment to the Neurotrope, Inc. Articles of Incorporation to increase our authorized shares from 12,500,000 to 150,000,000 (both amounts having given effect to our recent reverse stock split). The Board of Directors recommends the approval of this proposal. Such other business will be transacted as may properly come before the special meeting.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Neurotrope, Inc. We look forward to seeing you at the special meeting.

Sincerely,

Dr. Susanne Wilke, Ph.D.
Chief Executive Officer

January 24, 2017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 11:00 A.M.

DATE: Friday, February 17, 2017

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017

PURPOSES:

1.	To approve a proposed amendment to the Neurotrope, Inc. Articles of Incorporation to increase the authorized number of shares of Neurotrope, Inc. common stock from 12,500,000 to 150,000,000.

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

3.	To transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Neurotrope, Inc. common stock at the close of business on January 13, 2017. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at 205 East 42nd Street, 16th Floor, New York, New York 10017.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert Weinstein
Chief Financial Officer, Treasurer, Secretary and Executive Vice President

TABLE OF CONTENTS

PAGE

Important Information About the Special Meeting and Voting	2

Security Ownership of Certain Beneficial Owners and Management	6

PROPOSAL 1: Amendment to Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock	9

PROPOSAL 2: Approval of Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies if There Are Not Sufficient Votes in Favor of Proposal No. 1.	10

Other Matters	11

Stockholder Proposals and Nominations For Director	11

Appendix A: Certificate of Amendment to Articles of Incorporation	A-1

NEUROTROPE, INC.

205 East 42nd Street, 16th Floor

New York, New York 10017

PROXY STATEMENT FOR THE NEUROTROPE, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 17, 2017

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Neurotrope, Inc. including any adjournments or postponements of the special meeting. We are holding the special meeting at 11:00 a.m. local time, on Friday, February 17, 2017, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.

In this proxy statement, we refer to Neurotrope, Inc. as “Neurotrope,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the special meeting.

On or about January 27, 2017, we began sending this proxy statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the special meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 17, 2017

This proxy statement is available for viewing, printing and downloading at www.pstvote.com/neurotrope2017. To view these materials please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Neurotrope, Inc. is soliciting your proxy to vote at the special meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., on Friday, February 17, 2017, at 11:00 a.m. local time and any adjournments of the meeting, which we refer to as the special meeting. The proxy statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of Neurotrope, Inc. common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about January 27, 2017.

What Proposals are Neurotrope, Inc. stockholders being asked to consider?

Neurotrope, Inc. stockholders are being asked (i) to approve an amendment to the Neurotrope, Inc. Articles of Incorporation (which is described under Notice Item 1 and is attached to this proxy statement as Annex A) to increase the authorized number of shares of Neurotrope, Inc. common stock from 12,500,000 to 150,000,000 (both amounts having given effect to the reverse stock split) and (ii) to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on January 13, 2017 are entitled to vote at the special meeting. On this record date, there were 6,781,357 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting. If your shares are registered directly in your name through our stock transfer agent, Philadelphia Stock Transfer, Inc., or you have stock certificates registered in your name, you may vote:

•	By the Internet. Follow the instructions included in the proxy card to vote by the Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

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Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on February 16, 2017.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the amendment to the Neurotrope, Inc. Articles of Incorporation.

•	“FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

If any other matter is presented at the special meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by the Internet as instructed above;

•	by notifying the Corporate Secretary of Neurotrope, Inc. in writing before the special meeting that you have revoked your proxy; or

•	by attending the special meeting in person and voting in person. Attending the special meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the special meeting that it be revoked.

Your most current vote, whether by the Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on Proposal 1. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approve Amendment to Neurotrope, Inc. Articles of Incorporation	The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to the Neurotrope, Inc. Articles of Incorporation to increase our authorized shares from 12,500,000 to 150,000,000 (both amounts having given effect to the reverse stock split). Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 2: Approve Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies if There Are Not Sufficient Votes in Favor of Neurotrope Proposal No. 1.	The affirmative vote of the holders of a majority of our shares present and entitled to vote is required to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. A broker non-vote or a failure to submit a proxy or vote at the special meeting will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against this proposal.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the special meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the special meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Votes of stockholders of record who are present at the special meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Special Meeting

The special meeting will be held at 11:00 a.m. on Friday, February 17, 2017, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. When you arrive at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., signs will direct you to the appropriate meeting rooms. You need not attend the special meeting in order to vote.

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Householding of Annual Disclosure Documents

The rules of the Securities and Exchange Commission (the “SEC”) concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Philadelphia Stock Transfer, Inc., by calling their toll free number, 1-866-223-0448.

If you do not wish to participate in “householding” and would like to receive your own set of Neurotrope’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Neurotrope stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your Neurotrope shares are registered in your own name, please contact Philadelphia Stock Transfer, Inc., and inform them of your request by calling them at 1-866-223-0448 or writing them at 2320 Haverford Rd., Suite 230, Ardmore, Pennsylvania 19003.

•	If a broker or other nominee holds your Neurotrope shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to www.pstvote.com/neurotrope2017 and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 4, 2017, adjusted, on a pro forma basis, for the Company’s 1-for-32 reverse stock split, which took place on January 11, 2017, for (i) each named executive officer and each director, (ii) all current executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of five percent (5%) or more of our outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of January 4, 2017 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 6,754,803 post-split shares of common stock outstanding on January 4, 2017. Except as otherwise indicated, the address of each of the persons in this table is c/o Neurotrope, Inc., 205 East 42nd Street, 16th Floor, New York, New York 10017.

Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
John H. Abeles/Northlea Partners LLLP(2) 2365 NW 41st Street Boca Raton, Florida 33431	329,662	4.8%
Ellis International LP(3)	370,923	5.3%
Iroquois Capital Management, LLC(4)	762,071	9.9%
JEPAP LLC(5)	703,126	9.9%
McGregor, Clyde S. & LeAnn P. Pope, JTWROS(6)	876,338	9.9%
Neurosciences Research Ventures, Inc.(7) 364 Patteson Drive, #279 Morgantown, WV 26505	333,986	4.9%
E. Jeffrey Peierls(8) 73 South Holman Way Golden, CO 80401	529,088	7.8%
Daniel Alkon(9)	101,677	1.5%
Bruce Bernstein(10)	10,345	*
Kenneth J. Gorelick(11)	17,882	*
James Gottlieb(12)	8,148	*
Shana Phares(13)	878	*
Joshua Silverman(14)	67,615	*
William S. Singer(15)	17,529	*
Robert Weinstein(16)	26,210	*
Susanne Wilke(17)	33,168	*
All directors and executive officers as a group (9 persons)	283,451	4.2%

*Represents beneficial ownership of less than 1% of the outstanding shares.

1)	Applicable percentage ownership is based on 6,754,803 post-split shares of our common stock outstanding, together with securities exercisable or convertible into shares of our common stock within 60 days of January 4, 2017 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

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2)	Includes (1) 196,781 shares of common stock, (2) 35,223 shares underlying stock options held by Dr. Abeles that are vested as of January 4, 2017 or will vest within 60 days thereafter, (3) 35,157 shares of common stock underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement and (4) 31,250 shares of common stock underlying Series F Warrants. 31,250 shares of common stock indicated as beneficially owned by Dr. John H. Abeles are held by Northlea Partners LLLP. Dr. Abeles is an affiliate of Northlea Partners LLLP and has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of common stock.

3)	The selling shareholder is controlled by Mendy Scheen who has the power and control to vote and sell the securities. Includes an aggregate of (1) 115,922 shares of common stock, (2) 221,032 shares of common stock underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement and (3) 42,969 shares of common stock issuable upon exercise of the Series F Warrants.

4)	This information is based on a Schedule 13G filed by Iroquois Capital Management, LLC on February 8, 2016, which reported ownership as of November 13, 2015. Includes an aggregate of (1) 324,570 shares of common stock, (2) 203,126 shares of common stock underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement and (3) 234,375 shares of common stock issuable upon exercise of the Series F Warrants. The shares included in the table report the number of shares that would be issuable upon exercise of the warrants without giving effect to the 9.99% blocker included in such securities. Iroquois Capital Management, LLC shares voting and dispositive power over all shares with Richard Abbe. The address of Iroquois Capital Management, LLC and Richard Abbe is 205 East 42nd Street, 20th Floor, New York, New York 10017.

5)	Philip Proujansky is a Member of JEPAP LLC and has voting and investment power over the shares owned thereby. Includes (1) 351,563 shares of common stock and (2) 351,563 shares of common stock issuable upon exercise of the Series F Warrants.

6)	Includes (1) 368,524 shares of common stock, (2) 312,501 shares of common stock underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement and (3) 195,313 shares of common stock issuable upon exercise of the Series F Warrants.

7)	Includes (1) 282,032 shares of common stock and (2) 51,954 shares underlying stock options held by Neurosciences Research Ventures, Inc. that are vested as of January 4, 2017 or will vest within 60 days thereafter.

8)	This information is based on a Schedule 13G filed by E. Jeffrey Peierls on February 10, 2016, which reported ownership as of November 13, 2015 and information known to the Company. Includes an aggregate of (1) 250,333 shares of common stock, (2) 195,316 shares of common underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement, (3) 83,439 shares of common stock issuable upon exercise of the Series F Warrants. The shares included in the table report the number of shares that would be issuable upon exercise of the warrants, without giving effect to the 9.99% blocker included in such securities. The warrants are held by The Peierls Foundation Inc. 214,804 shares of common stock are subject to shared voting and dispositive power with Brian Eliot Peierls. E. Jeffrey Peierls may be deemed the beneficial owner of securities held by trusts of which E. Jeffrey Peierls is a fiduciary. E. Jeffrey Peierls and Brian Eliot Peierls may be deemed to share indirect beneficial ownership of securities held by The Peierls Foundation, Inc. The address of E. Jeffrey Peierls and The Peierls Foundation, Inc. is 73 South Holman Way, Golden, Colorado 80401. The address of Brian Eliot Peierls is 3017 McCurdy St., Austin, TX 78723.

9)	Includes (1) 29,688 shares of common stock and (2) 71,990 shares underlying stock options held by Dr. Alkon that are all vested as January 4, 2017 or will vest within 60 days thereafter.

10)	Includes (1) 1,563 shares of common stock and (2) 8,782 shares underlying stock options held by Mr. Bernstein that are vested as of January 4, 2017 or will vest within 60 days thereafter.

11)	Includes (1) 157 shares of common stock and (2) 17,725 shares underlying stock options held by Dr. Gorelick that are vested as of January 4, 2017 or will vest within 60 days thereafter.

12)	Includes 8,148 shares underlying stock options held by Mr. Gottlieb that are vested as of January 4, 2017 or will vest within 60 days thereafter.

13)	Includes 878 shares underlying stock options held by Ms. Phares that are vested as of January 4, 2017 or will vest within 60 days thereafter.

14)	Includes 67,615 shares underlying stock options held by Mr. Silverman that are vested as of January 4, 2017 or will vest within 60 days thereafter.

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15)	Includes 17,529 shares underlying stock options held by Mr. Singer that are vested as of January 4, 2017 or will vest within 60 days thereafter.

16)	Includes (1) 1,347 shares of common stock, (2) 5,001 shares of common stock underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement and (3) 20,955 shares underlying stock options held by Mr. Weinstein that are vested as of January 4, 2017 or will vest within 60 days thereafter.

17)	Includes (1) 540 shares of common stock, (2) 1,564 shares of common stock underlying Series A Warrants, Series C Warrants and Series E Warrants issued in the Company’s November 2015 private placement and (3) 31,064 shares underlying stock options held by Dr. Wilke that are vested as of January 4, 2017 or will vest within 60 days thereafter.

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AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE FROM 12,500,000 SHARES TO 150,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

(Notice Item 1)

The Board of Directors has determined that it is advisable to increase our authorized common stock from 12,500,000 shares to 150,000,000 shares (both amounts having given effect to the reverse stock split), and has voted to recommend that the stockholders adopt an amendment to our Articles of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A.

As of January 13, 2017, 6,781,357 shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 8 million shares were reserved for issuance upon the exercise of outstanding warrants and exercise of options granted under our various stock-based plans. Of this amount, approximately 500,000 shares are reserved for issuance upon the exercise of warrants issued by the Company in private placements that occurred in November 2015 and in November 2016. Holders of 811,782 of our outstanding warrants and 372,825 of our outstanding options to purchase shares of common stock have agreed that such warrants and options, as applicable, shall not become exercisable until we increase the number of shares of common stock authorized to be issued. Accordingly, we do not have any shares of common stock available for future issuance.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, strategic transactions, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Articles of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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Adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1

(Notice Item 2)

Neurotrope, Inc. is asking its stockholders to vote on a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares of Neurotrope, Inc. common stock present and entitled to vote either in person or by proxy at the special meeting. A “broker non-vote” or a failure to submit a proxy or vote at the special meeting will have no effect on the outcome of the vote for this Proposal No. 2. For purposes of the vote on this Proposal No. 2, an abstention will have the same effect as a vote “AGAINST” such proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE Adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE Adjournment UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

10

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must have received stockholder proposals (other than for director nominations) no later than November 16, 2016. To be considered for presentation at the 2017 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must have been received no earlier than December 13, 2016 and no later than January 12, 2017, provided, however, that in the event that the 2017 Annual Meeting is called for a date that is not within thirty (30) days before or after April 12, 2017, notice by the stockholder in order to be timely must be so received not earlier than one hundred twenty (120) days prior to the 2017 Annual Meeting and not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2017 Annual Meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Neurotrope, Inc., Attn: Corporate Secretary, 205 East 42nd Street, 16th Floor, New York, New York 10017.

New York, New York

January 24, 2017

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APPENDIX A – TEXT OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

3. Authorized Stock.

Number of shares with par value: 200,000,000

Par value per share: $0.0001

Number of shares without par value: 0

3. Authorized Stock (continued)

(a) The Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is two hundred million (200,000,000) shares, of which one hundred fifty million (150,000,000) shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001), and fifty million (50,000,000) shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).

(b) The Board of Directors shall have authority to prescribe and provide for, by resolution or resolutions adopted by the Board of Directors, the issuance of Preferred Stock from time to time in one or more classes and/or series, the distinguishing designation for each class or series of Preferred Stock, the number of each class or series of Preferred Stock and the voting powers, designations, preferences and relative, participating, optional or other rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions, if any, thereof, and to increase or decrease the number of shares of any class or series of Preferred Stock subsequent to the issuance of shares of that class or series, but not below the number of shares of such class or series then outstanding, all to the full extent permitted by Nevada Private Corporations Law (Chapter 78 of the Nevada Revised Statutes), or any successor law(s) of the State of Nevada. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. Without limiting the generality of the foregoing, any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of a class or series of Preferred Stock, and any rate, condition or time for payment of distributions on any class or series of Preferred Stock, may be made dependent upon any fact or event which may be ascertained outside these Articles of Incorporation or the resolution adopted by the Board of Directors if the manner in which such fact or event may operate is stated in the resolution. As used in this paragraph, "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, the Corporation itself or any government, governmental agency or political subdivision of a government.

A-1

**PROXY FOR SPECIAL MEETING OF STOCKHOLDERS**
**FEBRUARY 17, 2017**

**This Proxy is Solicited on Behalf of the Board of Directors**
**of Neurotrope, Inc.**

The undersigned hereby appoints Dr. Susanne Wilke and Mr. Robert Weinstein, and each of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated below, all the shares of the Common Stock of Neurotrope, Inc. held of record by the undersigned on January 13, 2017, at a Special Meeting of Stockholders to be held on February 17, 2017 or any adjournment thereof, with all the power the undersigned would have if personally present at the Special Meeting of Stockholders. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1 and 2.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting of Stockholders or any adjournments thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

Dated: ____________________, 2017

Signature: ________________________________________

Signature if held jointly: ______________________________

When signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

# Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to www.pstvote.com/neurotrope2017
  - Enter your control number (12 digit number located below)

- Via Mail:

  Philadelphia Stock Transfer, Inc.
  2320 Haverford Rd., Suite 230
  Ardmore, PA 19003

**CONTROL NUMBER**

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on February 16, 2017.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.